Inventories	6 Months Ended
Jun. 30, 2023
Inventories
Inventories

6. Inventories

	As of
	June 30,	December 31,
(in thousands of $)	2023	2022
Raw materials and consumables	$113,128	$126,046
Inventories in process	58,806	65,016
Finished goods	29,178	37,291
Total inventories	$201,112	$228,353

The cost of inventories, which is recognized as an expense and included in the “cost of sales” on the unaudited condensed consolidated statements of profit or loss, amounted to $42.4 million for the six months ended June 30, 2023 (compared to $6.4 million for the six months ended June 30, 2022).

As a result of the detection of a latent defect in the second quarter of 2023 in drug substance batches produced in 2022 at one of the facilities awaiting approval, the Company has decreased inventory with an amount of $47.3 million. The discovered latent defect comprises an error in the concentration of an excipient in the final formulation, which disqualifies the material for commercial use and causes the Company to write-down its value. The Company has obtained the commitment from the supplier to replace the drug substance from these batches in the coming years, which is reflected in the recognition of a non-current prepaid expense amounting to $47.3 million.

Included in inventory are products which could be used either for commercial activities, or for in-house preclinical and clinical programs, non-reimbursed pre-approval programs and clinical programs carried out by Zai Lab.